SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St., Suite 300 Houston, Texas USA 77010	1 Berkeley Street Mayfair, London The United Kingdom W1J8DJ	Stationsplein 45 3013 AK Rotterdam The Netherlands

(Addresses of principal executive offices)

(713) 309-7200	+44 (0)20 7016 9527	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 3, 2013, LyondellBasell Industries N.V. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”) and the selling shareholders listed on Schedule A-1 thereto (the “Selling Shareholders”), relating to the underwritten offering and sale by the Selling Shareholders of 16,000,000 ordinary shares (the “Shares”), par value €0.04 per share, of the Company (the “Offering”). The Underwriter agreed to purchase the Shares from the Selling Shareholders at a price of $69.43 per share. The Underwriter may offer the Shares from time to time in transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Shareholders, conditions to closing, indemnification obligations of the Company, the Selling Shareholders and the Underwriters, and termination and other customary provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein. The Offering is expected to close on September 9, 2013.

The Offering was made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission that became effective on June 17, 2013 (Registration No. 333-189375). A copy of the opinion regarding the legality of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated September 3, 2013 among LyondellBasell Industries N.V., Citigroup Global Markets Inc. and the selling shareholders named therein.

5.1	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company.

23.1	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: September 9, 2013	By:	/s/ Karyn F. Ovelmen
Karyn F. Ovelmen
Executive Vice President

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated September 3, 2013 among LyondellBasell Industries N.V., Citigroup Global Markets Inc. and the selling shareholders named therein.

5.1	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company.

23.1	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.1).